Exhibit 99.1
THE TALBOTS, INC.

CONTACT:	Julie Lorigan Senior Vice President, Investor and Media Relations (781) 741-7775 Stacy Berns/Melissa Jaffin — Investor/Media Relations Berns Communications Group (212) 994-4660
THE TALBOTS, INC. ANNOUNCES FINAL RESULTS OF EXCHANGE OFFER
     Hingham, Mass. —April 9, 2010— The Talbots, Inc. (NYSE: TLB) today announced the final tabulated results of its offer to exchange each outstanding warrant to acquire shares of common stock of BPW Acquisition Corp. (“BPW”) for shares of Talbots common stock or warrants to acquire shares of Talbots common stock and the related proration calculations. The exchange offer expired at 9:00 p.m., New York City time, on Tuesday, April 6, 2010. The exchange agent reported a final count of 31,500,000 BPW warrants tendered, reflecting 90.0% of BPW warrants issued in BPW’s initial public offering.
     Talbots common stock was elected with respect to 1,037,907 tendered BPW warrants. Holders of these warrants will receive, in exchange for each such BPW warrant tendered, 0.09853 shares of Talbots common stock. Talbots warrants were elected with respect to 30,462,093 tendered BPW warrants. The maximum aggregate number of Talbots warrants issuable pursuant to the terms of the exchange offer is 17,242,750. BPW warrantholders elected to receive Talbots warrants in excess of the maximum aggregate number issuable, and, as a result, those BPW warrantholders who elected to receive Talbots warrants will have their elections prorated such that they will receive, per BPW warrant tendered, 0.56604 Talbots warrants and 0.04193 shares of Talbots common stock.
     The aggregate exchange offer consideration to be paid to participating BPW warrantholders consists of 2,835,346 shares of Talbots common stock and 17,242,750 Talbots warrants. No fractional shares of Talbots common stock or fractional Talbots warrants will be issued in the exchange offer. BPW warrantholders who would otherwise be entitled to fractional shares of Talbots common stock or fractional Talbots warrants will receive cash in lieu thereof.
About The Talbots, Inc.
     The Talbots, Inc. is a leading specialty retailer and direct marketer of women’s apparel, shoes and accessories. At the end of fourth quarter 2009, Talbots operated 580 Talbots brand stores in 46 states, the District of Columbia, and Canada. Talbots brand on-line shopping site is located at www.talbots.com.

Cautionary Statement and Certain Risk Factors to Consider
In addition to the information set forth in this press release, you should carefully consider the risk factors and risks and uncertainties included in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as in this press release below.
This press release contains forward-looking information. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “look,” “believe,” “anticipate,” “outlook,” “will,” “would,” “should,” “potential,” or similar statements or variations of such terms. All of the information concerning our outlook, future liquidity, future financial performance and results, future credit facilities and availability, future cash flows and cash needs, and other future financial performance or financial position, as well as our assumptions underlying such information, constitute forward-looking information. Our forward looking statements are based on a series of expectations, assumptions, estimates and projections about the Company, are not guarantees of future results or performance, and involve substantial risks and uncertainty, including assumptions and projections concerning our liquidity, internal plan, regular-price and markdown selling, operating cash flows, and credit availability for all forward periods. Our business and our forward-looking statements involve substantial known and unknown risks and uncertainties, including the following risks and uncertainties:
•	the continuing material impact of the deterioration in the U.S. economic environment on our business, continuing operations, liquidity, financing plans and financial results, including substantial negative impact on consumer discretionary spending and consumer confidence, substantial loss of household wealth and savings, the disruption and significant tightening in the U.S. credit and lending markets, and potential long-term unemployment levels;
•	satisfaction of all borrowing conditions under our credit facilities including accuracy of all representations and warranties, no events of default, and all other borrowing conditions;
•	any lack of sufficiency of available cash flows and other internal cash resources to satisfy all future operating needs and other cash requirements;
•	ability to access on satisfactory terms, or at all, adequate financing and sources of liquidity necessary to fund our business and continuing operations and to obtain further increases in our credit facilities as may be needed from time to time;
•	the success and customer acceptance of our new merchandise offerings;

•	risks associated with our appointment of an exclusive global merchandise buying agent, the anticipated benefits and cost savings from this arrangement may not be realized or may take longer to realize than expected and the risk that upon any cessation of the relationship, for any reason, we would be unable to successfully transition to an internal or other external sourcing function;
•	ability to continue to purchase merchandise on open account purchase terms at existing or future expected levels and with acceptable payment terms and the risk that suppliers could require earlier or immediate payment or other security due to any payment concerns;
•	risks and uncertainties in connection with any need to source merchandise from alternate vendors;
•	any disruption in our supply of merchandise;
•	ability to successfully execute, fund, and achieve supply chain initiatives, anticipated lower inventory levels, cost reductions, and other initiatives;
•	the risk that anticipated benefits from the sale of the J. Jill brand business may not be realized or may take longer to realize than expected, and the risk that estimated or anticipated costs, charges and liabilities to settle and complete the transition and exit from and disposal of the J. Jill brand business, including both retained obligations and contingent risk for assigned obligations, may materially differ from or be materially greater than anticipated;
•	future store closings and success of and necessary funding for closing underperforming stores;
•	ability to reduce spending as needed;
•	ability to achieve our 2010 financial plan for operating results, working capital and cash flows;
•	any negative publicity concerning the specialty retail business in general or our business in particular;
•	ability to accurately estimate and forecast future regular-price and markdown selling, operating cash flows and other future financial results and financial position;
•	risk of impairment of goodwill and other intangible and long-lived assets;

•	the impact of the deterioration in investment return and net asset values in the capital markets and the impact on increased expense and funding for pension and other postretirement obligations; and
•	risks and uncertainties associated with the outcome of litigation, claims and proceedings and risk that actual liabilities, assessments and financial or business impact will exceed any estimated, accrued or expected amounts or outcomes.
     All of our forward-looking statements are as of the date of this press release only. In each case, actual results may differ materially from such forward-looking information. The Company can give no assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more of the risk factors or risks and uncertainties referred to in this press release or included in our periodic reports filed with the Securities and Exchange Commission could materially and adversely affect our continuing operations and our future financial results, cash flows, prospects, and liquidity. Except as required by law, the Company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances affecting such forward-looking statements occurring after the date of this release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. Any public statements or disclosures by us following this release which modify or impact any of the forward-looking statements contained in this release will be deemed to modify or supersede such statements in this release.

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